- 1 - FIRST AMENDMENT TO LEASE AGREEMENT THIS FIRST AMENDMENT TO LEASE AGREEMENT (“Amendment”) is entered into this 17th day of January, 2020, by and between NORTHFIELD I, LLC, an Ohio limited liability company (“Landlord”) and KRYSTAL BIOTECH, INC., a Delaware corporation (“Tenant”). WITNESSETH: WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of December 26, 2019 (“Lease”) relating to approximately 100,000 rentable square feet in an industrial building to be constructed on International Drive, Coraopolis, Findlay Township, Allegheny County, Pennsylvania (“Building”); WHEREAS, Landlord has obtained final land use approval from Findlay Township for the development of the Building and committed financing from TriState Capital Bank (“Lender”) in the amount of at least $6,529,328.00 for its completion of the Landlord’s Work; and WHEREAS, Landlord and Tenant have agreed to amend and modify the Lease as set forth herein; NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendment to Section 3.1. The second paragraph of Section 3.1 of the Lease shall be deleted in its entirety and replaced with the following: “This Lease is subject to, and contingent upon, Landlord’s ability to close on financing in the amount of at least $6,529,328.00 (the “Financing Amount”) for its completion of the Landlord’s Work contemplated herein. If Landlord is unable to close on financing equal to or greater than the Financing Amount with TriState Capital Bank (“Lender”) substantially on the terms set forth in that certain term sheet from Lender dated December 4, 2019, Landlord shall have the right to terminate this Lease upon written notice to Tenant, which notice must be given to Tenant via email to Jonathan P. Altman, Esq. at jpa@sgkpc.com no later than the earlier to occur of (x) the date upon which Landlord closes on financing with Lender for Landlord’s completion of the Landlord’s Work and (y) January 24, 2020. Landlord shall use its best efforts to satisfy this financing contingency on or before January 24, 2020. Landlord’s ability to close on such financing is contingent upon Landlord’s receipt of Tenant’s Cash Contribution (as such term is hereinafter defined) no later than 1:00 PM EST on January 23, 2020. Notwithstanding anything herein to the contrary, if Landlord terminates this Lease in accordance with the terms set forth in this paragraph, so long as Landlord was in receipt of Tenant’s Cash Contribution no later than 1:00 PM EST on January 23, 2020, (i) Landlord shall, at Tenant’s election, provide Tenant with a signed copy of a commercially reasonable assignment of the Landlord Ground Lease, within three (3) days after any written notice of termination is delivered hereunder, (ii) Landlord shall, DocuSign Envelope ID: DC0B4504-FE9D-48D0-8105-9BE40CA5AA67 Exhibit 10.17

- 2 - at Tenant’s election and upon receipt of a commercially reasonable release and waiver executed by Tenant therefor, assign (or cause the assignment) to Tenant all plans, drawings and specifications related to Landlord’s Work, (iii) Landlord shall immediately return the Security Deposit to Tenant, (iv) Landlord shall return Tenant’s Cash Contribution to Tenant within ten (10) business days after the date of such termination, (v) Landlord shall (and shall cause its affiliate, Al. Neyer, LLC to) release Tenant from any and all liabilities and obligations otherwise contemplated by that certain Letter of Indemnification dated October 3, 2019 between Al. Neyer, LLC and Tenant, and (vi) Landlord shall pay to Tenant a break-up fee of $50,000.00 within ten (10) business days after the date of such termination. This paragraph shall survive the termination of the Lease.” 2. Amendment to Section 3(a) of Exhibit B. Section 3(a) of the Work Letter shall be deleted in its entirety and replaced with the following: “a. On or before the date Landlord closes on its construction loan with respect to the Premises, and in any case upon no less than ten (10) days’ prior written notice from Landlord to Tenant, Tenant shall deposit with Landlord the sum of Two Million Four Hundred Thousand Dollars ($2,400,000.00) (“Tenant’s Cash Contribution”), which amount shall be applied against the first $2,400,000.00 of hard costs associated with Landlord’s Work.” 3. Amendment to Section 3(b) of Exhibit B. Section 3(b) of the Work Letter shall be deleted in its entirety and replaced with the following: “b. Landlord shall provide Tenant, on a monthly basis until such time as the Tenant’s Cash Contribution is depleted, a statement in the form presented below which shows the progress of Landlord’s Work by division and the hard costs associated with the completed portion of Landlord’s Work (each, a “Monthly Statement”). Tenant shall have three (3) business days in which to review and approve each Monthly Statement and such approval shall not be unreasonably withheld or delayed. In the event Tenant fails to provide approval or disapproval of any Monthly Statement within the three-business day period described above, said Monthly Statement shall be deemed approved by Tenant. Upon Tenant’s approval (or deemed approval in accordance with the previous sentence) of a Monthly Statement, Landlord shall have the right to pay Contractor the amount shown on the applicable Monthly Statement out of the Tenant’s Cash Contribution for such hard costs associated with the completed portion of Landlord’s Work described in such Monthly Statement. DocuSign Envelope ID: DC0B4504-FE9D-48D0-8105-9BE40CA5AA67

- 3 - ” 4. No Amendment to Section 3(c) of Exhibit B. Section 3(c) of the Work Letter shall remain unchanged. 5. Full Force & Effect. Landlord and Tenant represent to each other that as of the date hereof (i) the Lease is in full force and effect, (ii) there are no existing claims, defenses or offsets which either party has against the other, and (iii) there exist no current or continuing defaults under the Lease by Landlord or Tenant. 6. Authority to Execute. Landlord and Tenant each represent and warrant to the other party that the individual executing this Amendment on its behalf is duly authorized and has legal capacity to execute and deliver this Amendment on behalf of such party. Each party represents and warrants to the other that the execution and delivery of this Amendment and the performance of such party’s obligations hereunder have been duly authorized and that this Amendment is a valid and legal agreement binding on such party and enforceable in accordance with its terms. 7. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Lease. 8. Entirety of Agreement. To the extent not previously modified or further modified by this First Amendment to Lease, all provisions and terms of the Lease shall remain unchanged and in full force and effect. SIGNATURES ON FOLLOWING PAGE Line Item Previous Work Completed This Period Work Completed to Date General Conditions $ - $ - $ - Sitework $ - $ - $ - Concrete $ - $ - $ - Steel (Design) $ - $ - $ - Plumbing $ - $ - $ - HVAC $ - $ - $ - Electric $ - $ - $ - Total $ - $ - $ - Tenant's Cash Contribution $ - $ - $ - $ 2,400,000.00 Balance Remaining DocuSign Envelope ID: DC0B4504-FE9D-48D0-8105-9BE40CA5AA67

- 4 - IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as of the day and year first above written. LANDLORD: NORTHFIELD I, LLC, an Ohio limited liability company By: Al. Neyer, LLC, an Ohio limited liability company, its Manager By: Name: Lesley S. Koth Title: Sr. Vice President TENANT: KRYSTAL BIOTECH, INC., a Delaware corporation By: Krish S. Krishnan, President and Chief Executive Officer DocuSign Envelope ID: DC0B4504-FE9D-48D0-8105-9BE40CA5AA67